UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2011

PINNACLE ENTERTAINMENT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 541-7777

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 1, 2011, Pinnacle Entertainment, Inc. (the “Company”) entered into a Waiver to Fourth Amended and Restated Credit Agreement (the “Waiver”) with Barclays Bank, PLC, as Administrative Agent, and various lenders thereto (the “Lenders”). The Waiver was entered into in connection with the Fourth Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of August 2, 2011, among the Company, the various lenders referred to therein, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P.Morgan Securities LLC as Joint Lead Arrangers and Joint Book Runners, Bank of America, N.A., JPMorgan Chase Bank, N.A., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc. and Wells Fargo Bank, N.A., as the Syndication Agents, UBS Securities LLC and Capital One National Association as the Senior Managing Agents, and Barclays Bank PLC, as the Administrative Agent.

On November 2, 2011, the Company filed an Amendment No. 1 to the Quarterly Report on Form 10-Q for the three and six months ended June 30, 2011, respectively, to restate the unaudited condensed consolidated financial statements for the 2011 second quarter to properly account for the expense related to the Company’s mychoice customer loyalty program. Pursuant to the Waiver, the Lenders have agreed to waive any Default or Event of Default (as defined in the Credit Agreement) under the Credit Agreement and any other loan documents in connection with the Credit Agreement arising from any representation or warranty made or deemed made by or on behalf of the Company in or relating to the 2011 second quarter financial statements, or in any certificate furnished in connection with the 2011 second quarter financial statements, having been inaccurate, or proven to have been inaccurate, when made or deemed made or furnished.

The summary of the provisions of the Waiver is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Waiver to Fourth Amended and Restated Credit Agreement, dated as of November 1, 2011, between Pinnacle Entertainment, Inc., Barclays Bank, PLC, as Administrative Agent, and the Required Lenders thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)
Date: November 2, 2011	By:	/s/ John A. Godfrey

John A. Godfrey
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Waiver to Fourth Amended and Restated Credit Agreement, dated as of November 1, 2011, between Pinnacle Entertainment, Inc., Barclays Bank, PLC, as Administrative Agent, and the Required Lenders thereto.